TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information dated May 1, 2016, as amended and restated on July 1, 2016

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Transamerica Madison Diversified Income VP

The following replaces any contrary information in Appendix B to the Statement of Additional Information under the heading “Portfolio Managers – Madison Asset Management, LLC (“Madison”)”:

Transamerica Madison Diversified Income VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Brown, CFA	5	$1 billion	0	$0	2,331	$1.2 billion
Paul Lefurgey, CFA	7	$920 million	0	$0	7,073	$3.7 billion
Drew Justman, CFA	5	$1 billion	0	$0	2,331	$1.2 billion
Randy Johnson, CFA*	2	$428 million	0	$0	7,163	$3.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

John Brown, CFA	0	$0	0	$0	0	$0
Paul Lefurgey, CFA	0	$0	0	$0	0	$0
Drew Justman, CFA	0	$0	0	$0	0	$0
Randy Johnson, CFA*	0	$0	0	$0	0	$0

*	As of June 30, 2016.

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Investors Should Retain this Supplement for Future Reference

August 5, 2016